Exhibit 10.8

TERM SHEET FOR

PROPOSED TRANSACTION

BETWEEN

DIGITAL DONATIONS TECHNOLOGIES, INC.

AND

DIGITAL PROCESSING SOLUTIONS, INC.

Dated: ______________, 2017

Non-Binding

The intent of this document is to describe, for negotiation purposes only, some key terms of the proposed business relationship between Digital Donations Technologies, Inc., a Delaware corporation (“Digital Donations”), and Digital Processing Solutions, Inc., a Texas corporation (“Digital Processing”). This document is not intended to be a binding agreement between Digital Donations and Digital Processing with respect to the subject matter hereof. A binding agreement will not occur unless and until all necessary Digital Donations and Digital Processing approvals have been obtained and the parties have negotiated, approved, executed and delivered the appropriate definitive agreements. Until the execution and delivery of such definitive agreements, each party shall have the absolute right to terminate all negotiations for any reason, without liability therefor.

SUMMARY OF PROPOSED TRANSACTIONS

Parties:	Digital Donations Technologies, Inc. a Delaware corporation.

Digital Processing Solutions, Inc., a Texas corporation.

Asset Acquisition:	Digital Donations shall acquire the logo, trade name and trade mark of Digital Processing and, in consideration thereof, Digital Processing shall receive ___________ shares of the common stock of Digital Donations.

Closing Date:	The Closing of the transactions contemplated herein shall take place on ____________________ or as otherwise determined by the mutual agreement of the parties.

Documentation:	The following documents, and such other documents and instruments as may be required, shall be prepared by counsel to Digital Donations, and shall be satisfactory to each party, in form and substance:

(1)	Asset Purchase Agreement among Digital Donations and Digital Processing and ancillary documents thereto

DIGITAL DONATIONS TECHNOLOGIES, INC., a Delaware corporation	DIGITAL PROCESSING SOLUTIONS, INC., a Texas corporation

By: __________________________________	By: __________________________________
Keith Orlean, Chief Executive Officer	Keith Orlean, President